EXHIBIT 31

CERTIFICATION BY CHIEF EXECUTIVE OFFICER

PURSUANT TO RULE 13A-14(A)/15(D)-14(A)

I, Lamar “Lou” Seals, certify that:

1.  I have reviewed this annual report on Form 10-K of Global Smart Energy, Inc. for the fiscal year ended December 31, 2010;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.  Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. I am responsible for establishing and maintaining disclosure controls and procedures as defined in Exchange Act Rules 13a-15(e) and  15d-14(e))  for the registrant and have:

a)  designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)  designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision,  to  provide reasonable  assurance regarding the  reliability  of  financial reporting and the preparation  of financial statements for external purposes in accordance with generally accepted accounting principles;

c) evaluated the effectiveness of  the  registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d) disclosed in this report any change in the registrant's internal control over financial reporting that occurred  during the  registrant's  most  recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the registrant's auditors and the  audit committee of  the  registrant's board of directors (or persons performing the  equivalent functions):

a) all significant deficiencies and  material weaknesses in the  design or operation of internal control over financial reporting which are reasonably likely to adversely  affect  the registrant's  ability  to  record,  process, summarize and report financial information; and

b)  any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Dated: April 3, 2012

/s/ Lamar “Lou” Seals
By: Lamar “Lou” Seals
Title: President, Chief Executive Officer, Chief Financial Officer and Chairman